Exhibit 10.43

AMENDMENT NO. 1

to

SECURITIES PURCHASE AGREEMENT

This AMENDMENT NO. 1 (the “Amendment”), dated as of June 21, 2011 to that certain SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of March 31, 2011, by and between InspireMD, Inc., a Delaware corporation (the “Company”), and the purchasers identified on the signature pages to the Agreement (the “Purchasers”).

W I T N E S S E T H :

WHEREAS, the Company and the Purchasers desire to amend the Agreement as set forth below; and

WHEREAS, the Agreement may be amended by a written instrument signed by the Company and the Purchasers holding at least fifty-one percent (51%) in interest of the Shares (as defined in the Agreement) outstanding.

NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the parties hereto, intending legally to be bound, hereby agree as follows:

1.           The definition of “Exempt Issuance” in Section 1.1 of the Agreement is hereby amended in its entirety to read as follows:

“ “Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers, consultants or directors of the Company pursuant to the Stock Option Plan in an amount not to exceed 15,000,000 shares of Common Stock in the aggregate (subject to appropriate adjustments for any stock dividend, stock split, stock combination, reclassification or similar transaction after the Closing Date), (b) securities upon the exercise or exchange of or conversion of any Securities issued hereunder, (c) securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement and listed on Schedule 3.1(g), provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities, (d) securities issued (other than for cash) in connection with a synergistic merger, acquisition, or consolidation of all or substantially all of the assets, securities or business division of another entity, and (e) options to purchase up to an aggregate of 486,966 shares of Common Stock at an exercise price of $1.23 (subject to appropriate adjustments for any stock dividend, stock split, stock combination, reclassification or similar transaction after the Closing Date) to David Ivry, Robert Fischell and Fellice Pelled (and the shares of Common Stock issuable upon exercise), which options shall be fully vested and shall expire on December 31, 2014.”

2.           Section 4.10(b) of the Agreement is hereby amended in its entirety to read as follows:

“Until twelve (12) months after the Closing Date, the Company shall not increase the number of shares available for issue under the Stock Option Plan, amend the Stock Option Plan, reprice any outstanding stock options (except for appropriate adjustments for any stock dividend, stock split, stock combination, reclassification or similar transaction after the Closing Date), nor issue any options or shares under the Stock Option Plan such that the aggregate number of shares to be purchased by options so issued or shares so issued shall not exceed 15,000,000 shares of Common Stock in the aggregate (subject to appropriate adjustments for any stock dividend, stock split, stock combination, reclassification or similar transaction after the Closing Date) nor grant any options with an exercise price lower than the fair market value of the Common Stock on the date of grant, except with respect to (i) options that the Company or any of its Subsidiaries are contractually obligated to issue on the date hereof at a lower price, which are described on Schedule 4.10, (ii) options the Company shall grant to Sol Barer as consideration for his duties as a director and (iii) options to purchase up to an aggregate of 486,966 shares of Common Stock at an exercise price of $1.23 (subject to appropriate adjustments for any stock dividend, stock split, stock combination, reclassification or similar transaction after the Closing Date) to David Ivry, Robert Fischell and Fellice Pelled (and the shares of Common Stock issuable upon exercise), which options shall be fully vested and shall expire on December 31, 2014.”

3.           Except as modified and amended herein, all of the terms and conditions of the Agreement shall remain in full force and effect.

4.           This Amendment shall be governed by and construed in accordance with the laws of the State of New York without application of the conflict of laws provisions thereof.

[Signature pages follow]

IN WITNESS WHEREOF, this Amendment is executed and entered into effective as of the date first written above.

COMPANY:

INSPIREMD, INC.

By:	/s/ Craig Shore
Name: Craig Shore
Title: Chief Financial Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT]

[PURCHASER SIGNATURE PAGES TO AMENDMENT NO. 1]

Name of Purchaser:	American European Insurance Company

Signature of Authorized Signatory of Purchaser:	/s/ Steve Klein

Name of Authorized Signatory:	Steve Klein

Title of Authorized Signatory:	Treasurer

Number of Shares:	200,000

[PURCHASER SIGNATURE PAGES TO AMENDMENT NO. 1]

Name of Purchaser:	Osiris Investment Partners, LP

Signature of Authorized Signatory of Purchaser:	/s/ Paul Stuka

Name of Authorized Signatory:	Paul Stuka

Title of Authorized Signatory:	Principal and Managing Member

Number of Shares:	1,333,334

[PURCHASER SIGNATURE PAGES TO AMENDMENT NO. 1]

Name of Purchaser:	Platinum Partners Value Arbitrage Master Fund L.P.

Signature of Authorized Signatory of Purchaser:	/s/ Joseph Finestone

Name of Authorized Signatory:	Joseph Finestone

Title of Authorized Signatory:	Associate

Number of Shares:	2,000,000

[PURCHASER SIGNATURE PAGES TO AMENDMENT NO. 1]

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:	/s/ Bernard Fuchs

Name of Authorized Signatory:	Bernard Fuchs

Title of Authorized Signatory:

Number of Shares:	66,667

[PURCHASER SIGNATURE PAGES TO AMENDMENT NO. 1]

Name of Purchaser:	Alpha Capital Anstalt

Signature of Authorized Signatory of Purchaser:	/s/ Konrad Ackermann

Name of Authorized Signatory:	Konrad Ackermann

Title of Authorized Signatory:	Director

Number of Shares:	666,667